Tax Status	12 Months Ended
Dec. 31, 2024
EBP 001
Employee Benefit Plan, Tax Status [Line Items]
Tax Status

5. TAX STATUS:

The Plan has received a favorable determination letter, dated October 28, 2016, from the IRS which states that the Plan qualifies under Section 401(a) of the Internal Revenue Code (“IRC”). The Company believes that the Plan is designed and is currently being operated in compliance with the applicable provisions of the IRC.

Management evaluated the Plan's tax positions and concluded that the Plan had maintained its tax-exempt status and had taken no uncertain tax positions that require adjustment to the financial statements. Therefore, no provision or liability for income taxes has been included in the financial statements. The Plan is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress.